Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Florida Acquisition
Transaction Expands Company’s Footprint into Daytona Beach and Florida’s East Coast

DOTHAN, AL, October 20, 2025 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired P&S Paving, Inc. (“P&S”), headquartered in Daytona Beach, Florida. From its two hot-mix asphalt plants, P&S provides a variety of paving, sitework and utility services throughout northeast and central Florida. The acquired operations will be part of CPI’s platform company, C.W. Roberts Contracting, Incorporated, which operates throughout the State of Florida.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “This transaction expands our footprint into several new markets and enhances our ability to deliver asphalt and infrastructure services throughout the east coast of Florida, a rapidly growing portion of the state. The addition of P&S’s plants, crews and equipment immediately provide us with a foothold in the high-growth Interstate 95 corridor, where we have identified strong public and private infrastructure demand and opportunities for future acquisitive and organic growth. We appreciate the stewardship of former owner Tim Phillips, whose commitment to the business and to his team has cultivated a strong organizational culture and reputation in the Florida infrastructure community. We are also pleased to welcome Curtis Long and his team to lead the acquired operations going forward. Their intimate understanding of the local market, relationships with customers, and operational expertise will be invaluable during the integration process. From our first encounter with P&S, we have been impressed by the alignment in values, work ethic, and customer focus between our respective organizations, and we believe this fit will facilitate a smooth transition and stronger combined business.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600